UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2026

BOOST RUN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-43277	39-4824850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Revere Drive, Suite 200
Northbrook, IL 60062
(Address of Principal Executive Offices) (Zip Code)

(847) 489-3367
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BRUN	The Nasdaq Stock Market LLC
Warrants, each whole warrant is exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BRUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on September 15, 2025, Willow Lane Acquisition Corp., a Cayman Islands exempted company (“SPAC” or “Willow Lane”), entered into a Business Combination Agreement (the “Business Combination Agreement,” as amended by Amendment No. 1 to the Business Combination Agreement, dated January 13, 2026 “Amendment No 1. To the Business Combination Agreement”), with Boost Run Inc., a Delaware corporation (“Pubco”), Benchmark Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Boost Run Holdings, LLC, a Delaware limited liability company (the “Company” or “Boost Run”), Benchmark Merger Sub II LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (“Company Merger Sub”), Andrew Karos, solely in his capacity as the representative of the holders of Boost Run’s issued and outstanding membership interests, and George Peng, solely in his capacity as the representative of Willow Lane shareholders. Terms used herein but not defined herein shall be defined in the Proxy Statement/Prospectus (as defined below).

On April 30, 2026, Willow Lane held an extraordinary general meeting of its shareholders (the “Meeting”), in connection with the Business Combination. At the Meeting, Willow Lane shareholders voted to approve the Business Combination and the other related proposals. In connection with the Meeting, no Willow Lane shareholders exercised their rights to redeem any ordinary shares for a pro rata portion of the approximately 134.5 million in the trust account of Willow Lane (the “Trust Account”).

On May 8, 2026 (the “Closing Date”), the parties consummated the transactions contemplated by the Business Combination Agreement (the “Business Combination”), as follows:

The Conversion

On the Closing Date, among other things, SPAC caused the continuation and the domestication of SPAC as a corporation incorporated under the laws of the State of Delaware (the “Conversion”), immediately followed by the deregistration of SPAC as an exempted company in the Cayman Islands. . The Conversion occurred in accordance with the Delaware General Corporation Law (the “DGCL”) and Part XII of the Companies Act (As Revised) of the Cayman Islands (the “Act”). Upon the Conversion, each issued and outstanding SPAC security remained outstanding and became a substantially identical security of SPAC as a Delaware corporation.

The Mergers

Following the Conversion, and on the Closing Date, SPAC Merger Sub merged with and into SPAC, with SPAC surviving as a wholly-owned subsidiary of Pubco (the “SPAC Merger”). Simultaenously with the SPAC Merger, Company Merger Sub merged with and into Boost Run, with, pursuant to the Certificate of Merger, the surviving entity continuing as Boost Run Services, LLC and a wholly-owned subsidiary of Pubco (the “Company Merger”, and together with the SPAC Merger, the “Mergers”). As a result of the Business Combination, SPAC and Boost Run became wholly-owned subsidiaries of Pubco and Pubco became a publicly traded company.

Pursuant to the terms of the Business Combination Agreement, at 5:00 p.m. New York City Time on the Closing Date (the “Effective Time”), by virtue of the Mergers, without any action on the part of any party or any other person:

●	Each share of capital stock of SPAC Merger Sub issued and outstanding immediately prior to the completion of the SPAC Merger (the “SPAC Merger Effective Time”) was automatically cancelled and converted into one share of common stock of Willow Lane, with the same rights, powers and privileges as the shares so converted.

●	Each Willow Lane Public Unit that was issued and outstanding immediately prior to the SPAC Merger Effective Time was automatically separated, and the holder was deemed to hold one Willow Lane Ordinary Share and one-half of one Willow Lane Public Warrant. Each Willow Lane Ordinary Share that was issued and outstanding immediately prior to the SPAC Merger Effective Time was automatically cancelled and converted into the right to receive one share of Pubco Class A Common Stock, par value $0.0001 per share (“Pubco Class A Common Stock”). Each Willow Lane Public Warrant was converted into one Pubco Public Warrant and each Willow Lane Private Warrant was converted into one Pubco Private Warrant.

●	Each membership interest of Company Merger Sub outstanding immediately prior to the completion of the Company Merger (the “Company Merger Effective Time”) was converted into an equal number of membership interests of Boost Run.

●	Each issued and outstanding membership interest of Boost Run (“Company Interest”) issued and outstanding immediately prior to the Company Merger Effective Time was automatically cancelled and ceased to exist in exchange for the right to receive (i) to the holder of the Class A Units, an installment note in the initial principal amount of $8,500,000 (the “Note”), and (ii) a number of newly issued shares of Pubco Common Stock (defined below) equal to $441,500,000 divided by $10.00 per share (the “Merger Consideration”), consisting of 14,616,982 shares of Pubco Class A Common Stock and 29,533,018 shares of Pubco Class B Common Stock, par value $0.0001 per share (“Pubco Class B Common Stock”, and together with the Pubco Class A Common Stock, the “Pubco Common Stock”), plus (iii) the contingent right to receive up to 7,875,000 Karos Earnout Shares (as defined below) as described below.

On the Closing Date, Pubco issued an aggregate of 44,150,000 shares of Pubco Common Stock to the former holders of Company Interests of Boost Run (collectively, the “Sellers”) in exchange for their equity interests in Boost Run, consisting of 14,616,982 shares of Pubco Class A Common Stock and 29,533,018 shares of Pubco Class B Common Stock, representing aggregate merger consideration with a value of $441,500,000 based on a per share value of $10.00. In addition, Pubco issued the Note in the initial principal amount of $8,500,000 to Andrew Karos, Chief Executive Officer of Boost Run.

Earnout Shares

In connection with the Business Combination, the holder of Class A Units of Boost Run (“Andrew Karos”) has the contingent right to receive up to 7,875,000 newly issued shares of Pubco Class A Common Stock (the “Karos Earnout Shares”), based on the performance of the Pubco Class A Common Stock during the three-year period following the Closing (the “Earnout Period”), as follows: (i) if the VWAP of the Pubco Class A Common Stock equals or exceeds $12.50 per share for any 20 trading days within any consecutive 30 trading days during the Earnout Period, 2,625,000 Karos Earnout Shares; (ii) if the VWAP equals or exceeds $15.00 per share under the same conditions, an additional 2,625,000 Karos Earnout Shares; and (iii) if the VWAP equals or exceeds $17.50 per share under the same conditions, an additional 2,625,000 Karos Earnout Shares.

In addition, pursuant to the Earnout Agreement (as defined below), Willow Lane Sponsor, LLC (the “Sponsor”) may earn up to 1,125,000 newly issued shares of Pubco Class A Common Stock (the “Sponsor Earnout Shares”) and Goodrich ILMJS LLC (the “SPV”) may earn up to 1,968,750 newly issued shares of Pubco Class A Common Stock (the “SPV Earnout Shares”), for a total of 3,093,750 shares, based on the performance of the Pubco Class A Common Stock during the Earnout Period, with the same VWAP thresholds of $12.50, $15.00 and $17.50 per share described above.

Assumption of Warrants

In connection with the SPAC Merger, each outstanding Willow Lane Public Warrant was converted into one Pubco Public Warrant and each outstanding Willow Lane Private Warrant was converted into one Pubco Private Warrant. Each Pubco Public Warrant entitles the holder thereof to purchase one share of Pubco Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Pubco Private Warrants have substantially the same terms as the Pubco Public Warrants, subject to certain limited exceptions. As of the Closing Date, Pubco had 6,325,000 Pubco Public Warrants and 5,145,722 Pubco Private Warrants issued and outstanding.

Listing of Securities

Prior to the Closing Date, the Willow Lane units (the “Willow Lane Units”), Willow Lane Class A Ordinary Shares and Willow Lane Public Warrants were listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “WLACU,” “WLAC” and “WLACW,” respectively. In connection with the Business Combination, on May 8, 2026, the Willow Lane Units, Willow Lane Class A Ordinary Shares and Willow Lane Public Warrants ceased trading on Nasdaq.

As of the open of trading on May 11, 2026, the Pubco Class A Common Stock and Pubco Public Warrants began trading on Nasdaq under the symbols “BRUN” and “BRUNW,” respectively.

The descriptions of the Business Combination Agreement and Amendment No. 1 to the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement and the Amendment No. 1 to the Business Combination Agreement, copies of which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

The Business Combination Agreement is also described in detail in the definitive proxy statement/prospectus for the Business Combination filed by Pubco, SPAC and the Company (the “Proxy Statement/Prospectus”).

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Lock-up Agreement

In connection with the Business Combination, on the Closing Date, Pubco entered into Lock-Up Agreements (the “Lock-Up Agreements”) with certain stockholders of Boost Run, pursuant to which each of the parties to the Lock-Up Agreements agreed not to effect any sale or distribution of any equity securities of Pubco held by any of them during the lock-up period set forth therein.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Business Combination, on the Closing Date, Pubco entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which it agreed to register for resale shares of Pubco Common Stock and other securities held by the Sellers, the Sponsor, and certain other stockholders, subject to the terms and conditions described therein.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, on the Closing Date, Pubco entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that Pubco will indemnify each of its directors and executive officers for certain expenses, which may include attorneys’ fees, judgments, fines and settlement amounts, incurred by a director or officer in any action or proceeding arising out of their services as one of Pubco’s directors or officers or any other company or enterprise to which the person provides services at Pubco’s request.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Earnout Agreement

In connection with the Business Combination, on September 15, 2025, Pubco, the Sponsor and the SPV entered into an Earnout Agreement (the “Earnout Agreement” as amended on January 13, 2026, “Amendment to the Earnout Agreement”), providing that the Sponsor may earn up to 1,125,000 Sponsor Earnout Shares and the SPV may earn up to 1,968,750 SPV Earnout Shares based on the performance of the Pubco Class A Common Stock during the Earnout Period.

The foregoing descriptions of the Earnout Agreement and Amendment to the Earnout Agreement are qualified in their entirety by reference to the full text of the agreements, copies of which are attached as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Weil Consulting Agreement

On January 13, 2026, Pubco entered into a consulting services agreement (the “Weil Consulting Agreement”) with B. Luke Weil, Chairman and Chief Executive Officer of SPAC, pursuant to which Mr. Weil will provide advice as needed with respect to business strategy and corporate governance and use his reasonable efforts to introduce Pubco to clients and investors, commencing on the first business day following the Closing. In consideration for such future services, Pubco has agreed to grant up to 336,000 shares of Pubco Class A Common Stock to Mr. Weil or his assignees, subject to price-based vesting conditions.

Employment Agreements

In connection with the Business Combination, on the Closing Date, Pubco entered into an employment agreement with Andrew Karos (the “Karos Employment Agreement”), pursuant to which Mr. Karos serves as Chief Executive Officer of Pubco. Under the Karos Employment Agreement, Mr. Karos receives a base salary of $1.00 per year, subject to annual review by the Pubco Board (or a duly authorized committee thereof). Mr. Karos’s employment may be terminated by either party at any time and for any reason in accordance with applicable law. The Karos Employment Agreement contains customary confidentiality, intellectual property assignment and non-disparagement covenants. The Karos Employment Agreement is governed by the laws of the State of Illinois.

In connection with the Business Combination, on the Closing Date, Pubco entered into an employment agreement with Erik Guckel (the “Guckel Employment Agreement”), pursuant to which Mr. Guckel serves as Chief Financial Officer of Pubco. Under the Guckel Employment Agreement, Mr. Guckel receives an annual base salary of $400,000, subject to annual review by the Pubco Board or its compensation committee. Mr. Guckel is eligible to earn an annual cash bonus with a target of 75% of his base salary, with the ability to earn between 0% and 150% of such target based on Company and individual performance metrics determined by the Pubco Board or the compensation committee.

In addition, Mr. Guckel is eligible to receive a one-time long-term incentive award under the Incentive Plan consisting of 1,156,304 time-based restricted stock units, 722,691 performance-based restricted stock units and a nonqualified stock option to purchase 1,011,766 shares of Pubco Class A Common Stock, subject to the terms and conditions of the Incentive Plan and applicable award agreements.

If Mr. Guckel’s employment is terminated by Pubco without cause or by Mr. Guckel for good reason (other than in connection with a change in control), Mr. Guckel is entitled to, among other things, receive (i) 12 months of base salary continuation, (ii) any earned but unpaid annual bonus for the prior fiscal year, (iii) a pro-rata annual bonus for the year of termination based on actual performance and (iv) treatment of outstanding equity in accordance with the Incentive Plan and applicable award agreements, in each case subject to his execution and non-revocation of a release of claims. If such termination occurs within 12 months following a change in control, Mr. Guckel is entitled to enhanced severance consisting of, among other things, (i) 18 months of base salary payable in a lump sum, (ii) any earned but unpaid annual bonus for the prior fiscal year, (iii) 100% of the higher of his target bonus or the prior year’s actual bonus and (iv) 100% acceleration of outstanding unvested equity awards, in each case subject to his execution and non-revocation of a release of claims.

The Guckel Employment Agreement also contains customary confidentiality, intellectual property assignment, non-competition, non-solicitation and non-disparagement covenants. The non-competition and non-solicitation covenants apply during employment and for 12 months following termination of employment. The Guckel Employment Agreement is governed by the laws of the State of Illinois.

The foregoing descriptions of the Karos Employment Agreement and the Guckel Employment Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Each of the above-referenced agreements are described in the Proxy Statement/Prospectus.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K and Item 1.01 is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, that certain Investment Management Trust Agreement, dated as of November 12, 2024, between SPAC and Continental Stock Transfer & Trust Company (“CST”), pursuant to which CST held certain of the proceeds of SPAC’s initial public offering in the Trust Account and facilitated the redemption of SPAC public shares, was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and Item 1.01 are incorporated into this Item 2.01 by reference.

The Business Combination and each of the other proposals in the Proxy Statement/Prospectus were approved by SPAC’s shareholders at Meeting on April 30, 2026. As indicated above, Pubco issued 44,150,000 shares of Pubco Common Stock to the Sellers on the Closing Date.

In connection with the Meeting, no SPAC Ordinary Shares were redeemed by shareholders of SPAC.

As of the Closing Date and following the completion of the Business Combination, Pubco had 61,428,674 shares of Pubco Common Stock issued and outstanding, consisting of 31,895,656 shares of Pubco Class A Common Stock and 29,533,018 shares of Pubco Class B Common Stock. In addition, as of the Closing Date, Pubco had 6,325,000 Pubco Public Warrants and 5,145,722 Pubco Private Warrants issued and outstanding, each Pubco Public Warrant and Pubco Private Warrant entitling the holder thereof to purchase one share of Pubco Class A Common Stock at an exercise price of $11.50 per share.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Pubco was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Pubco is providing below the information that would be included in the Form 10 if it were to file a Form 10. Please note that the information provided below relates to Pubco following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

As of the Closing Date, Boost Run became Pubco’s wholly-owned subsidiary.

Cautionary Note Regarding Forward-Looking Statements

This document and the information incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding Pubco’s future financial performance, as well as Pubco’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Pubco cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Pubco, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Pubco’s views as of any subsequent date, and Pubco does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	Pubco’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Boost Run to grow and manage growth profitably following the Closing Date;

●	the ability to maintain the listing of the Pubco Common Stock and Pubco Public Warrants on The Nasdaq Stock Market LLC following the Closing Date;

●	the business, operations and financial performance of the Company following the Business Combination;

●	expansion plans and opportunities, including future acquisitions or additional business combinations;

●	Boost Run’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;

●	consequences from the diversion of management’s time from ongoing business operations due to the Business Combination;

●	litigation, complaints, product liability claims and/or adverse publicity;

●	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

●	privacy and data protection laws, privacy or data breaches, or the loss of data; and

●	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 58 of the Proxy Statement/Prospectus.

Business and Facilities

The information set forth in the section of the Proxy Statement/Prospectus entitled “Information About Boost Run” is incorporated herein by reference.

Risk Factors

The risks associated with Pubco’s business and operations following the Closing Date are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 58, which is incorporated herein by reference.

Financial Information

Audited Condensed Consolidated Financial Statements

The following historical financial statements of SPAC and the related notes are incorporated herein by reference from the Proxy Statement/Prospectus: (i) audited financial statements of Willow Lane as of and for the period ended December 31, 2025; and (ii) audited financial statements of Willow Lane as of and for the period from July 3, 2024 (inception) through December 31, 2024.

The following historical financial statements of Boost Run and the related notes are incorporated herein by reference from the Proxy Statement/Prospectus: the audited financial statements of Boost Run Holdings, LLC as of and for the year ended December 31, 2025.

The historical financial statements of Pubco, SPAC and Boost Run, and the related notes as of and for the period ended December 31, 2025 are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations prior to the Closing Date is included in the Proxy Statement/Prospectus in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Willow Lane” and “ Management’s Discussion and Analysis of Financial Condition and Results of Operations of Boost Run,” which are incorporated herein by reference.

Boost Run’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2025 is included as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Pubco Common Stock as of the Closing Date by:

●	each person who is known to be the beneficial owner of more than 5% of the Pubco Common Stock;

●	each executive officer and director of Pubco; and

●	all executive officers and directors of Pubco as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, rights and convertible notes that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Pubco Common Stock is based on 61,428,674 shares of Pubco Common Stock issued and outstanding immediately following the Closing Date, consisting of 31,895,656 shares of Pubco Class A Common Stock and 29,533,018 shares of Pubco Class B Common Stock. Each share of Pubco Class B Common Stock is entitled to ten (10) votes per share.

Name and Address of Beneficial Owner(1)	Shares of Class A Common Stock		% of Class	Shares of Class B Common Stock	% of Class	Voting Power
Directors and Officers
Andrew Karos	29,533,018	(2)	48.08%	29,533,018	100%	90.25%
Erik Guckel	-		-	-	-	-
Harry Georgakopoulos	8,016,095		25.13%	-	-	2.45%
Sean Goodrich(3)(5)	2,065,385		6.48%	-	-	*
B. Luke Weil(4)	4,628,674		14.51%	-	-	1.41%
Ryan Burke	792,500		2.48%	-	-	*
Jeffrey Kleinops	-		-	-	-	-
All directors and officers as a group (seven individuals)	43,762,787		71.24%	29,533,018	100%	94.60%
Other 5% Shareholders
Willow Lane Sponsor, LLC(4)	4,628,674		14.51%	-	-	1.41%
Goodrich ILMJS LLC(5)	2,563,289		4.90%	-	-	*
Magnetar Financial LLC(6)	1,250,000		3.92%	-	-	*
Islet Management, LP(7)	1,153,200		3.62%	-	-	*
Daniel Gormley-Rahn	2,531,397		7.94%	-	-	*
Tynan Wilke	2,109,492		6.61%	-	-	*
TOMS Capital Investment Management LP(8)	3,902,300		12.23%			1.19%

*Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Boost Run Inc., 5 Revere Drive, Suite 200, Northbrook, IL 60062.

(2)	Consists of 29,533,018 shares of Pubco Class A Common Stock which may be issued upon the conversion of 29,533,018 shares of Pubco Class B Common Stock.

(3)	Includes 792,500 shares of Pubco Class A Common Stock which are directly held by Mr. Goodrich.

(4)	Willow Lane Sponsor, LLC is the record holder of such securities. Mr. Weil is the sole managing member of the Sponsor and holds voting and investment discretion with respect to the shares of Pubco Class A Common Stock held of record by the Sponsor. Mr. Weil disclaims any beneficial ownership of the securities held by Willow Lane’s Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Includes 1,272,885 shares of Pubco Class A Common Stock which may be transferred to the SPV pursuant to the Transfer Agreement (as defined in the Proxy Statement/Prospectus). Excludes (i) 4,007,222 shares of Pubco Class A Common Stock which are issuable upon the exercise of 4,007,222 Pubco Private Warrants and (ii) 336,000 shares of Pubco Class A Common Stock to Mr. Weil and/or his affiliates pursuant to the Weil Consulting Agreement.

(5)	Goodrich ILMJS LLC is the record hold of such securities. Mr. Goodrich is the managing member of Goodrich ILMJS LLC and holds and holds voting and investment discretion with respect to the shares of Pubco Class A Common Stock held of record by Goodrich ILMJS LLC. Mr. Goodrich disclaims any beneficial ownership of the securities held by Goodrich ILMJS LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Includes 1,272,885 shares of Pubco Class A Common Stock and excludes 1,101,986 shares of Pubco Class A Common Stocks which are issuable upon the exercise of 1,101,986 Pubco Warrants.

(6)	The reported position is according to a Schedule 13G filed with the SEC on January 29, 2025 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman,” collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the “Magnetar Funds”): (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund-T LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)	The reported position is according to a Schedule 13G filed with the SEC on December 2, 2025 by (i) islet Management LP, organized under the laws of the State of Delaware (“Islet”) and (ii) Joseph Samuels, a citizen of the United States. Joseph Samuels is the Chief Executive Officer and Chief Investment Officer of Islet. The principal business address of each of the parties above is 590 Madison Avenue, 27th Floor, New York, New York 10022.

(8)	The reported position is according to a Schedule 13G filed with the SEC on May 7, 2026 by TOMS Capital Investment Management LP, organized under the laws of the State of Delaware (“TCIM”). TCIM Management GP LLC (“TCIM GP”) is the General Partner of TCIM, and Noam Gottesman is the Senior Member of TCIM GP. Each of TCIM and TCIM GP have established a management board which has been delegated responsibility for all aspects of the management and operation of TCIM and TCIM GP.The principal business address of each of the parties above is 590 Madison Avenue, 27th Floor, New York, New York 10022. 450 West 14th Street, 13th Floor, New York, NY 10014.

Information about Directors and Executive Officers

Name	Age	Position Held
Andrew Karos	49	Chief Executive Officer, Chair and Director
Erik Guckel	55	Chief Financial Officer
Harry Georgakopoulos	48	Chief Operating Officer, Secretary and Director
Sean Goodrich	49	Director
B. Luke Weil	46	Director
Ryan Burke	52	Director
Rayne Steinberg	47	Director
Jeffrey Kleinops	43	Director

Resignations and Appointments

In connection with the closing of the Business Combination, Mr. Weil and George Peng will resign from their positions as Chief Executive Officer of SPAC and Chief Financial Officer of SPAC, respectively, in connection with the filing of SPAC’s Form 10-Q for the quarterly period ended March 31, 2026, and each of Marjorie (Maya) Hernandez, Rayne Steinberg, Mauricio Orellana, Robert Stevens and Simón Gaviria Muñoz resigned from their respective positions as an officer or director of SPAC, in each case effective as of the Effective Time on the Closing Date. Effective as of the Closing Date, each of Sean Goodrich, B. Luke Weil, Ryan Burke, Rayne Steinberg and Jeffrey Kleinops were appointed as directors of Pubco. Andrew Karos serves as Chair of the Pubco Board, Harry Georgakopoulos serves as Chief Operating Officer, Secretary and a director of Pubco, and Erik Guckel serves as Chief Financial Officer of Pubco.

Information with respect to Pubco’s directors and officers appointed as of the Closing Date, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section entitled “Management of Pubco Following the Business Combination,” which information is incorporated herein by reference.

Risk Oversight

The Pubco Board will have extensive involvement in the oversight of risk management related to Pubco and its business and will accomplish this oversight through the regular reporting to the Pubco Board by the audit committee. The audit committee will represent the Pubco Board by periodically reviewing Pubco’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of our business and summarize for the Pubco Board all areas of risk and the appropriate mitigating factors. In addition, the Pubco Board will receive periodic detailed operating performance reviews from management.

Director Independence

The Pubco Board consists of seven members, three of whom qualify as independent within the meaning of the independent director guidelines of Nasdaq. Upon the Closing, Pubco’s majority stockholder, Andrew Karos, holds a majority of the voting power of Pubco Common Stock and Pubco is a “controlled company” within the meaning of applicable rules of Nasdaq. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. Pubco intends to rely on certain of these exemptions.

Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of Nasdaq.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Pubco Board has undertaken a review of the independence of each director and considered whether each director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, each of Rayne Steinberg, Ryan Burke and Jeffrey Kleinops has been deemed an “independent director” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Exchange Act.

Committees of the Board of Directors

The Pubco Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. All of the committees will comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations as further described below. The responsibilities of each of the committees of the Pubco Board are described below. Members will serve on these committees until their resignation or until as otherwise determined by the Pubco Board.

Audit Committee

Pubco’s audit committee is responsible for, among other things:

●	appointing, approving the fees of, retaining and overseeing Pubco’s independent registered public accounting firm;

●	discussing with Pubco’s independent registered public accounting firm their independence from management;

●	discussing with Pubco’s independent registered public accounting firm any audit problems or difficulties and management’s response;

●	approving all audit and permissible non-audit services to be performed by Pubco’s independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and Pubco’s independent registered public accounting firm the interim and annual financial statements that Pubco files with the SEC;

●	reviewing Pubco’s policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential, anonymous submission of complaints regarding questionable accounting, internal controls or auditing matters.

Pubco’s Audit Committee currently consists of Rayne Steinberg, Ryan Burke and Jeffrey Kleinops, with Ryan Burke serving as Chairperson. The Pubco Board has affirmatively determined that Rayne Steinberg, Ryan Burke and Jeffrey Kleinops each meet the definition of “independent director” for purposes of serving on the Audit Committee under the Nasdaq rules and the independence standards under Rule 10A-3 of the Exchange Act. Each member of the Audit Committee meets the financial literacy requirements of the Nasdaq rules. In addition, the Pubco Board has determined that Ryan Burke qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The written charter for the Audit Committee will be available on Pubco’s corporate website at boostrun.com. The information on Pubco’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Compensation Committee

Pubco’s Compensation Committee is responsible for, among other things:

●	reviewing and approving, or recommending that the Pubco Board approve, the compensation of Pubco’s Chief Executive Officer and other executive officers;

●	making recommendations to the Pubco Board regarding director compensation; and

●	reviewing and approving incentive compensation and equity-based plans and arrangements and making grants of cash-based and equity-based awards under such plans.

Pubco’s Compensation Committee consists of Andrew Karos, Harry Georgakopoulos and Ryan Burke, with Andrew Karos serving as Chairperson. Ryan Burke is an independent director. The written charter for the Compensation Committee will be available on Pubco’s corporate website at boostrun.com. The information on Pubco’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Nominating and Corporate Governance Committee

Pubco’s Nominating and Corporate Governance Committee consists of Harry Georgakopoulos, B. Luke Weil and Ryan Burke, with Ryan Burke serving as Chairperson. Ryan Burke is an independent director under Nasdaq’s listing standards. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Pubco Board. The written charter for the Nominating and Corporate Governance Committee will be available on Pubco’s corporate website at boostrun.com. The information on Pubco’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Code of Business Conduct and Ethics

Pubco has adopted a written code of business conduct and ethics that applies to its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on Pubco’s website at boostrun.com. In addition, Pubco intends to post on its website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code. The information on Pubco’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Executive Compensation

In connection with the closing of the Business Combination, Pubco entered into employment agreements with Andrew Karos, as Chief Executive Officer, and Erik Guckel, as Chief Financial Officer. The material terms of the Karos Employment Agreement and the Guckel Employment Agreement are described above in Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference.

Overview of Anticipated Executive Compensation Program

Following the Closing Date, decisions with respect to the compensation of Pubco’s executive officers, including its named executive officers, will be made by the Compensation Committee of the Pubco Board. Pubco anticipates that compensation for its executive officers will have the following components: base salary, cash bonus opportunities, equity compensation, employee benefits and severance protections. Base salaries, employee benefits and severance protections will be designed to attract and retain senior management talent. Pubco will also use annual cash bonuses and equity awards to promote performance-based pay that aligns the interests of its executive officers with the long-term interests of its stockholders and enhances executive retention.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 228 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

From time to time, Pubco and its subsidiaries may become involved in additional legal proceedings arising in the ordinary course of its business.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Immediately prior to the closing of the Business Combination, the Willow Lane Units, Willow Lane Class A Ordinary Shares and Willow Lane Public Warrants were listed on Nasdaq under the symbols “WLACU,” “WLAC” and “WLACW,” respectively.

As of the Closing Date, the Willow Lane Units were separated into Willow Lane Class A Ordinary Shares and Willow Lane Public Warrants, and the Willow Lane Class A Ordinary Shares were converted into shares of Pubco Class A Common Stock and the Willow Lane Public Warrants were converted into Pubco Public Warrants. As a result, the Willow Lane Units, Willow Lane Class A Ordinary Shares and Willow Lane Public Warrants no longer trade.

On May 11, 2026, the Pubco Class A Common Stock and Pubco Public Warrants began trading on Nasdaq under the new trading symbols “BRUN” and “BRUNW,” respectively.

As of the Closing Date and following the completion of the Business Combination, Pubco had 61,428,674 shares of Pubco Common Stock issued and outstanding, consisting of 31,895,656 shares of Pubco Class A Common Stock and 29,533,018 shares of Pubco Class B Common Stock, held of record by 9 holders. Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Dividends

Pubco has not paid any cash dividends on its Common Stock to date. Pubco may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the board of directors and will depend on, among other things, Pubco’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the board of directors may deem relevant. In addition, Pubco’s ability to pay dividends may be limited by any Pubco’s outstanding preferred stock and covenants of any existing and future outstanding indebtedness Pubco or its subsidiaries incur. Pubco does not anticipate declaring any cash dividends to holders of Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Information regarding unregistered sales of securities by SPAC is set forth in Part II, Item 2 of SPAC’s Annual Report on Form 10-K filed with the SEC on March 20, 2026.

Description of Registrant’s Securities

The description of Pubco’s securities is set forth in the section of the Proxy Statement/Prospectus entitled “Description of Pubco Securities” beginning on page 236.

Indemnification of Directors and Officers

The DGCL authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors and officers to corporations and their stockholders for monetary damages for breach of their fiduciary duties. The Pubco organizational documents limit the liability of Pubco’s directors and officers to the fullest extent permitted by Delaware law.

Pubco expects to purchase director and officer liability insurance to cover liabilities its directors and officers may incur in connection with their services to the combined company, including matters arising under the Securities Act. The Pubco organizational documents also provide that Pubco will indemnify its directors and officers to the fullest extent permitted by Delaware law. In addition, Pubco has entered into customary indemnification agreements with each of its officers and directors, as described above in Item 1.01 of this Current Report on Form 8-K.

There is no pending litigation or proceeding involving any of Pubco’s directors, officers, employees or agents in which indemnification will be required or permitted. Pubco is not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the combined company, Pubco has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the consummation of the Business Combination, the Willow Lane Units, Willow Lane Class A Ordinary Shares and Willow Lane Public Warrants were listed on Nasdaq under the symbols “WLACU,” “WLAC” and “WLACW,” respectively. On the Closing Date, the Willow Lane Units, Willow Lane Class A Ordinary Shares and Willow Lane Public Warrants ceased trading on Nasdaq.

In connection with the Business Combination, the Pubco Class A Common Stock and Pubco Public Warrants were approved for listing on Nasdaq. The Pubco Class A Common Stock and Pubco Public Warrants began trading on Nasdaq under the symbols “BRUN” and “BRUNW,” respectively, on May 11, 2026.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The material terms of the organizational documents of Pubco and the general effect upon the rights of holders of Pubco’s capital stock are described in the sections of the Proxy Statement/Prospectus entitled “The Conversion Proposal” beginning on page 123 of the Proxy Statement/Prospectus, “Description of Pubco Securities” beginning on page 236 of the Proxy Statement/Prospectus and “Comparison of Corporate Governance and Shareholder Rights” beginning on page 232 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

On the Closing Date, Pubco filed the Amended and Restated Certificate of Incorporation and adopted new Bylaws. Copies of the Amended and Restated Certificate of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

Upon the consummation of the Business Combination, Pubco appointed Elliott Davis, PLLC as Pubco’s independent registered public accounting firm to audit Pubco’s consolidated financial statements as of and for the year ending December 31, 2026.

Accordingly, WithumSmith+Brown, PC, the independent registered public accounting firm for Willow Lane prior to the Business Combination, was dismissed as of the date of the consummation of the Business Combination.

There were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with the prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused the prior auditor to make reference thereto in its report on the pre-merger financial statements for such periods. There have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Pubco provided the prior auditor with a copy of the foregoing disclosures and has requested that the prior auditor furnish Pubco with a letter addressed to the SEC stating whether it agrees with the statements made by Pubco set forth above. A copy of the prior auditor’s letter, dated May 14, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Information about Directors and Executive Officers” in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Incentive Plan

In connection with the Business Combination, Pubco adopted the Boost Run Inc. 2026 Omnibus Incentive Plan (the “Incentive Plan”). The Incentive Plan reserves 9,214,301 shares of Pubco Class A Common Stock for issuance. The Incentive Plan permits the grant of options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance-based awards, other share-based awards and other cash-based awards. The material terms of the Incentive Plan are discussed in the section of the Proxy Statement/Prospectus entitled “The Incentive Plan Proposal,” which information is incorporated herein by reference.

The information regarding the Karos Employment Agreement and the Guckel Employment Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors and Executive Officers

The information regarding Pubco’s directors and executive officers set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, which fulfilled the definition of a business combination as required by SPAC’s organizational documents, the SPAC ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal” beginning on page 85 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 8, 2026, Pubco issued a press release announcing the consummation of the Business Combination, which is included in this Current Report on Form 8-K as Exhibit 99.4.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following historical financial statements of SPAC and the related notes are incorporated herein by reference from the Proxy Statement/Prospectus: (i) audited financial statements of Willow Lane as of and for the period ended December 31, 2025; and (ii) audited financial statements of Willow Lane as of and for the period from July 3, 2024 (inception) through December 31, 2024.

The following historical financial statements of Boost Run and the related notes are incorporated herein by reference from the Proxy Statement/Prospectus: the audited financial statements of Boost Run Holdings, LLC as of and for the year ended December 31, 2025.

The historical financial statements of Pubco, SPAC and Boost Run, and the related notes as of and for the period ended December 31, 2025, are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of SPAC, Pubco and Boost Run as of December 31, 2025, are set forth in Exhibit 99.2 hereto and are incorporated by reference herein.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
2.1+	Business Combination Agreement, dated as of September 15, 2025, by and among (i) Boost Run Inc. (f/k/a Pubco), (ii) Benchmark Merger Sub I Inc., (iii) Benchmark Merger Sub II LLC, (iv) Willow Lane Acquisition Corp., (v) Boost Run Holdings, LLC, (vi) Andrew Karos, and (vii) George Peng (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4, as amended (File No. 333-292712) filed on January 13, 2026).
2.2	Amendment No. 1 to the Business Combination Agreement (incorporated by reference to Exhibit 2.1 to Willow Lane’s Current Report on Form 8-K, filed with the SEC on January 13, 2026).
3.1	Amended and Restated Certificate of Incorporation of Boost Run Inc., effective upon the Closing.
3.2	Amended and Restated Bylaws of Boost Run Inc., effective upon the Closing.
10.1	Form of Lock-Up Agreement.
10.2	Amended and Restated Registration Rights Agreement.
10.3	Form of Indemnification Agreement.
10.4	Earnout Agreement, dated as of September 15, 2025, by and among Willow Lane Sponsor, LLC, Goodrich ILMJS LLC and Boost Run Inc (incorporated by reference to Exhibit 10.7 to Willow Lane’s Current Report on Form 8-K, filed with the SEC on September 19, 2025).
10.5	Amendment to the Earnout Agreement, dated January 13, 2026, by and among Boost Run, Inc., Willow Lane Sponsor LLC and Goodrich ILMJS LLC (incorporated by reference to Exhibit 99.1 to Willow Lane’s Current Report on Form 8-K, filed with the SEC on January 13, 2026).
10.6	Employment Agreement, dated as of May 8, 2026, between Boost Run Inc. and Andrew Karos.
10.7	Employment Agreement, dated as of May 8, 2026, by and between Boost Run Inc. and Erik Guckel.
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, dated May 14, 2026.
99.1	Audited financial statements of Pubco, SPAC and Boost Run for the period ended December 31, 2025.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of SPAC, Pubco and Boost Run.
99.3	Boost Run’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2025.
99.4	Press Release.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Schedule and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Pubco agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2026	BOOST RUN INC.

	By:	/s/ Andrew Karos
	Name:	Andrew Karos
	Title:	Chief Executive Officer